Exhibit 10.1

SECOND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This SECOND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT dated as of August 22, 2017 (this “Amendment”), is entered into by and among:

(i) Walter Investment Management Corp. (the “Company”); and

(ii) each undersigned entity, in each such entity’s respective capacity as lender under, or as nominee, investment adviser, sub-adviser, or investment manager, as applicable, to certain funds, accounts, and other entities (including subsidiaries and affiliates of such funds, accounts, and entities) that is a lender (in its respective capacity as such, each, a “Term Lender,” and, collectively, the “Term Lenders” and, together with their respective successors and permitted assigns and any subsequent Term Lender that becomes party hereto in accordance with the terms hereof, each, a “Consenting Term Lender,” and, collectively, the “Consenting Term Lenders”) party to that certain Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement,” and the term loan facility thereunder, the “Term Loan Facility”), by and among the Company, as the borrower, Credit Suisse AG, as administrative agent (together with any successor administrative agent, in each case, in such capacity, the “Administrative Agent”), the other term lenders party thereto and the other lenders party thereto.

The Company, each Consenting Term Lender, and any subsequent Person that becomes a party hereto in accordance with the terms hereof are referred to herein as the “Parties” and individually as a “Party.”

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Restructuring Support Agreement, dated as of July 31, 2017 (as amended as of August 1, 2017, and as otherwise amended, supplemented, or otherwise modified and in effect from time to time, the “RSA”).

RECITALS

WHEREAS, as of the date hereof, the Company and the Requisite Term Lenders desire to enter into this Amendment to modify the RSA.

NOW THEREFORE, in consideration of the premises and mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments.

(a)	Sections 1(b), 1(m), (s), (hh), and (ii) of the RSA are deleted in their entirety.

(b)	Section 1(r) of the RSA is hereby deleted in its entirety and replaced with the following:

“Escrow Amount Release Date” means August 23, 2017, unless extended by the Required Parties.

(c)	Section 4(b) of the RSA is hereby deleted in its entirety and replaced with the following:

(i)	Escrow Matters. As of the Support Effective Date, the Company and the Consenting Term Lenders agree that, as of the Escrow Amount Release Date, the Escrow Amount shall be transferred to the Administrative Agent by the Escrow Agent on behalf of the Borrower and that the Company and the Consenting Term Lenders constituting the Required Lenders (as defined in the Credit Agreement) shall direct the Administrative Agent to use the Escrow Amount for application as a voluntary prepayment applied pursuant to Section 2.12(a) to the Credit Agreement, with such prepayment to be applied to the Term Loans in direct order of maturity.

(d)	Paragraph 2 of Exhibit D is hereby deleted in its entirety and the subsequent paragraphs are renumbered accordingly.

2.	Effectiveness. This Amendment shall become effective and binding when counterpart signature pages to this Amendment have been executed and delivered by the Parties constituting the Company and the Requisite Term Lenders.

3.	Miscellaneous. Except as expressly set forth herein, the RSA is and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights of the Company or the Consenting Term Lenders, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the RSA.

4.	Survival. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.

5.	Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

6.	Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts (including by electronic transmission of signature pages hereto), and all of such counterparts taken together shall be deemed an original and to constitute one and the same instrument.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

WALTER INVESTMENT MANAGEMENT CORP.

By:	/s/ Gary Tillett
Name: Gary Tillett

Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree Senior Loan Fund, L.P.

By:	Oaktree Senior Loan GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Manager Member

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Authorized Signatory

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Missouri Education Pension Trust

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

WM Pool - High Yield Fixed Interest Trust

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

CSAA Insurance Exchange

By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Indiana Public Retirement System

By:	Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree CLO 2014-1 Ltd.

By: Oaktree Capital Management, L.P.

Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree CLO 2014-2 Ltd.

By: Oaktree Capital Management, L.P.

Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree CLO 2015-1 Ltd.

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree EIF I Series A, Ltd.

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree EIF I Series A1, Ltd.

By:	Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree EIF II Series A1, Ltd.

By:	Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree EIF II Series B1, Ltd.

By: Oaktree Capital Management, L.P.

Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Oaktree Enhanced Income Funding Series IV, Ltd.

By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Lindsay Berz
Name: Lindsay Berz
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment advisor

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment advisor

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

CATHEDRAL LAKE II, LTD.

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

CATHEDRAL LAKE III, LTD.

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

CATHEDRAL LAKE IV, LTD.

By:	/s/ Lynne B. Alpar
Name: Lynne B. Alpar
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Atrium VIII

Atrium IX

Atrium X

Atrium XI

Atrium XII

By: Credit Suisse Asset Management, LLC, as portfolio manager

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

Credit Suisse Floating Rate Trust

The Eaton Corporation Master Retirement Trust

Erie Indemnity Company

By: Credit Suisse Asset Management, LLC, as investment manager

Credit Suisse Floating Rate High Income Fund

Credit Suisse Strategic Income Fund

By: Credit Suisse Asset Management, LLC, as investment advisor

THE CITY OF NEW YORK GROUP TRUST

By: Credit Suisse Asset Management, LLC, as its manager

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

ERIE INSURANCE EXCHANGE

By: Credit Suisse Asset Management, LLC, as investment manager for Erie Indemnity Company, as Attorney-In-Fact for Erie Insurance Exchange

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

CONSENTING TERM LENDERS

AGF Floating Rate Income Fund

By: Eaton Vance Management as Investment Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance CDO X PLC

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

DaVinci Reinsurance Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Loan Holding Limited

By: Eaton Vance Management as Investment Manager

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Floating-Rate Income Plus Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance International (Cayman Island)

Floating-Rate Income Portfolio

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance Floating Rate Portfolio

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Brighthouse Funds Trust I – Brighthouse/Eaton

Vance Floating Rate Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Florida Power & Light Company

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Pacific Select Fund-Floating Rate Loan Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Renaissance Investment Holdings Ltd

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Columbia Funds Variable Series Trust II – Variable

Portfolio-Eaton Vance Floating Rate Income Fund

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

CONSENTING TERM LENDERS

Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[Signature Page to Mutual Release]

HBK MASTER FUND L.P.

By: HBK Services LLC, its investment advisor

By:	/s/ Beauregard A. Fournet
Name: Beauregard A. Fournet
Title: Authorized Signatory

CONSENTING TERM LENDERS

MARATHON ASSET MANAGEMENT

By:	/s/ Daniel Lalli
Name: Daniel Lalli
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

By: NEUBERGER BERMAN INVESTMENT ADVISERS LLC,

AS INVESTMENT MANAGER OR COLLATERAL MANAGER OF FUNDS IT MANAGES

By:	/s/ Joseph Lynch
Name: Joseph Lynch
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

Nuveen Diversified Dividend and Income Fund

Nuveen Floating Rate Income Fund

Nuveen Credit Strategies Income Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Credit Opportunities 2022 Target Term Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Senior Income Fund

By:	/s/ David Goldstein
Name: David Goldstein
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

BayCity Alternative Investment Funds SICAV-SIF - BayCity US Senior Loan Fund

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Menard, Inc.

Municipal Employees Annuity & Benefit Fund of Chicago

PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB

Principal Funds, Inc. - Diversified Real Asset Fund

Diversified Real Asset CIT

Symphony Floating Rate Senior Loan Fund

BayCity Long-Short Credit Master Fund, LTD.

BAYCITY SENIOR LOAN MASTER FUND LIMITED

TCI-Symphony CLO 2016-1 Ltd.

Symphony Asset Management LLC,

As Investment Advisor

By: /s/ David Goldstein
Name: David Goldstein
Title: Chief Operating Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

BayCity Corporate Arbitrage and Relative Value Fund, L.P.

Symphony Asset Management LLC,

As General Partner

By: /s/ David Goldstein
Name: David Goldstein
Title: Chief Operating Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]

SCOF-2, LTD.

California Street CLO IX Limited Partnership

Symphony CLO VIII, Limited Partnership

California Street CLO XII, Ltd.

Symphony CLO XIV, Ltd.

Symphony CLO XV, Ltd.

Symphony CLO XVI, LTD.

Symphony CLO XVII, LTD.

Symphony CLO XVIII, LTD.

Symphony Asset Management LLC,

As Collateral Manager

By: /s/ David Goldstein
Name: David Goldstein
Title: Chief Operating Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO RSA]